Exhibit 10.38

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE ALAUNOS THERAPEUTICS, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) IS CUSTOMARILY AND ACTUALLY TREATED AS PRIVATE.

PUBLIC HEALTH SERVICE

Amendment

This Agreement is based on the model Amendment Agreement adopted by the U.S. Public Health Service (“PHS”) Technology Transfer Policy Board for use by components of the National Institutes of Health (“NIH”), the Centers for Disease Control and Prevention (“CDC”), and the Food and Drug Administration (“FDA”), which are agencies of the PHS within the Department of Health and Human Services (“HHS”).

This Cover Page identifies the Parties to this Agreement:

The U.S. Department of Health and Human Services, as represented by

National Cancer Institute

an Institute or Center (hereinafter referred to as the “IC”) of the

NIH

and

Ziopharm Oncology, Inc., hereinafter referred to as the “Licensee”,

having offices at One First Avenue, Parris Building #34, Navy Yard Plaza, Boston, MA 02129,

created and operating under the laws of Delaware.

Tax ID No.: 84-1475642

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THIRD AMENDMENT TO L-190-2019-0

This is the third amendment (“Third Amendment”) of the agreement by and between the IC and Licensee having an effective date of May 28, 2019 and having IC Reference Number L-190-2019-0 (“Agreement”). This Third Amendment, having IC Reference Number L-190-2019-3 includes, in addition to the amendments made below, 1) a Signature Page, and 2) Attachment 1 (Royalty Payment Information).

WHEREAS, the IC and the Licensee desire that the Agreement be amended a third time as set forth below in order to modify and clarify certain terms of the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the IC and the Licensee, intending to be bound, hereby mutually agree to the following:

1)	Paragraph 6.11 of the Agreement shall be deleted and replaced with the following:

The Licensee may elect to surrender its rights in any country of the Licensed Territory under any of the Licensed Patent Rights upon sixty (60) days written notice to the IC and owe no payment obligation under Paragraph 6.9 for patent-related expenses paid in that country after sixty (60) days of the effective date of the written notice.

For clarity, if the Licensee surrenders rights to any patent application of the Licensed Patent Rights in the Licensed Territory from which a child application is later filed (e.g., a divisional or continuation application), such child application shall, consistent with Paragraph 2.11, be considered a Licensed Patent Right as of the filing date and all rights and obligations with respect thereto apply.

Notwithstanding any other provisions of this Paragraph 6.11 of the Agreement, (a) the Licensee may elect to surrender all future child applications of a patent application of the Licensed Patent Rights in one or more jurisdictions of the Licensed Territory, prior to substantial efforts toward the preparation for filing of such child application(s) being made by the IC, and (b) the Licensee may surrender rights to a particular child application, prior to substantial efforts toward its preparation for filing being made by the IC, in each case (a) and (b), effective immediately upon written notice to the IC, and owe no payment obligation under Paragraph 6.9 for patent-related expenses paid for such child application(s) thereafter.

2)	Paragraph 13.5 of the Agreement shall be deleted and replaced with the following:

The IC shall specifically have the right to terminate or modify, at its option, this Agreement by written notice to the Licensee, if the IC determines in good faith that the Licensee:

(a)
is not executing the Commercial Development Plan submitted with its request for a license and the Licensee cannot otherwise demonstrate to the IC’s reasonable

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satisfaction that the Licensee has taken, or can be expected to take within a reasonable time, effective steps to achieve the Practical Application of the Licensed Products or the Licensed Processes;
(b)
has not achieved the Benchmarks as may be modified under Paragraph 9.2;
(c)
has willfully made a false statement of, or willfully omitted a material fact in the license application or in any report required by this Agreement;
(d)
has committed a material breach of a covenant or agreement contained in this Agreement that has not been remedied within the ninety (90) day period set forth in Paragraph 13.2 above;
(e)
is not keeping the Licensed Products or the Licensed Processes reasonably available to the public after commercial use commences;
(f)
cannot reasonably justify a failure to comply with the domestic production requirement of Paragraph 5.2 unless waived; or
(g)
has been found by a court of competent jurisdiction to have violated the Federal antitrust laws in connection with its performance under this Agreement.

3)	Paragraph 13.6 of the Agreement shall be deleted and replaced with the following:

In making the determination referenced in Paragraph 13.5, the IC shall take into account the normal course of such commercial development programs conducted with sound and reasonable business practices and judgment and the annual reports submitted by the Licensee under Paragraph 9.2. Prior to invoking termination or modification of this Agreement under Paragraph 13.5, the IC shall give written notice to the Licensee providing the Licensee specific notice of, and a [***] day opportunity to respond to, the IC’s concerns as to the items referenced in 13.5(a)-13.5(g). If the Licensee fails to alleviate the IC’s concerns as to the items referenced in 13.5(a)-13.5(g) within [***] days following written notice from the IC or fails to initiate corrective action to the IC’s reasonable satisfaction, the IC may terminate this Agreement upon written notice to the Licensee.

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4)

Within sixty (60) days of the execution of this Third Amendment, the Licensee shall pay the IC an amendment issue royalty in the sum of two hundred fifty US Dollars ($250.00). Payment options may be found in Attachment 1.

5)

In the event any provision(s) of the Agreement is/are inconsistent with Attachment 1, such provision(s) is/are hereby amended to the extent required to avoid such inconsistency and to give effect to the payment information in such Attachment 1.

6)	All terms and conditions of the Agreement not herein amended remain binding and in effect.

7)

The terms and conditions of this Third Amendment shall, at the IC’s sole option, be considered by the IC to be withdrawn from the Licensee’s consideration and the terms and conditions of this Third Amendment, and the Third Amendment itself, to be null and void, unless this Third Amendment is executed by the Licensee and a fully executed original is received by the IC within sixty (60) days from the date of the IC’s signature found at the Signature Page.

8)	This Third Amendment is effective upon execution by all parties.

SIGNATURES BEGIN ON NEXT PAGE

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THIRD AMENDMENT TO L-190-2019/0

SIGNATURE PAGE

In Witness Whereof, the parties have executed this Fifth Amendment on the dates set forth below. Any communication or notice to be given shall be forwarded to the respective addresses listed below.

For the IC:

/s/ Richard U. Rodriguez	4-9-21

Richard U. Rodriguez, MBA Associate Director Technology Transfer Center National Cancer Institute	Date

National Institutes of Health Mailing Address or E-mail Address for Agreement notices and reports:

License Compliance and Administration
Monitoring & Enforcement
Office of Technology Transfer
National Institutes of Health
6011 Executive Boulevard, Suite 325
Rockville, Maryland 20852-3804 U.S.A.

E-mail: [***]

For the Licensee (Upon information and belief, the undersigned expressly certifies or affirms that the contents of any statements of the Licensee made or referred to in this document are truthful and accurate.):

/s/ Richard U. Rodriguez	4-16-2021

Signature of Authorized Official Name: Robert Hadfield Title: General Counsel	Date

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I. Official and Mailing Address for Agreement notices:

Rob Hadfield

Name

Chief Legal Officer

Title

Mailing Address:

One First Avenue, Parris Building #34

Navy Yard Plaza

Boston, MA 02129

Email Address: [***]

Phone: [***]

Fax: [***]

II. Official and Mailing Address for Financial notices (the Licensee’s contact person for royalty payments):

Eshane Dupree

Name

Accounts Payable

Title

One First Avenue, Parris Building #34

Navy Yard Plaza

Boston, MA 02129

Email Address: [***]

Phone: [***]

Fax: [***]

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Any false or misleading statements made, presented, or submitted to the Government, including any relevant omissions, under this Agreement and during the course of negotiation of this Agreement are subject to all applicable civil and criminal statutes including Federal statutes 31 U.S.C. §§3801-3812 (civil liability) and 18 U.S.C. §1001 (criminal liability including fine(s) or imprisonment).

ATTACHMENT 1- ROYALTY PAYMENT INFORMATION
New Payment Options Effective March 2018

The License Number MUST appear on payments, reports and correspondence.

[***]

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